Exhibit 99.1

Embark Trucks, Inc., America’s Longest-Running Self-Driving Truck Program, to Go Public Through Merger with Northern Genesis Acquisition Corp. II

●	Embark Trucks, Inc. is an autonomous vehicle (AV) software-as-a-service company focused exclusively on the US trucking market.

●	Embark’s technology, built to address the $700 billion a year trucking market in the U.S., combined with its partner-oriented business model, is validated by leading partnerships with shippers and carriers including Anheuser-Busch InBev, HP Inc., Werner Enterprises, Mesilla Valley Transportation, and Bison Transport, which Embark expects to scale rapidly and efficiently by integrating into the existing freight logistics ecosystem.

●	Former Secretary of Transportation and Secretary of Labor Elaine Chao joins Embark’s Board of Directors, providing extensive public and private sector leadership experience that will further strengthen Embark’s position in the AV industry.

●	Transaction provides approximately $614 million in gross cash proceeds to the Company, including $414 million of cash held by Northern Genesis Acquisition Corp. II in trust assuming no redemptions and a $200 million fully committed common stock PIPE supported by top-tier anchor investors including CPP Investments, Knight-Swift Transportation, Mubadala Capital, Sequoia Capital, and Tiger Global Management, together with the Northern Genesis management team and its associated institutional investors.

●	Transaction proceeds will go to the Company, with no existing shareholders selling their position, and proceeds are expected to fully fund the business through commercialization in 2024.

●	Pro forma implied enterprise value of approximately $4.55 billion and market capitalization of approximately $5.16 billion.

SAN FRANCISCO, CA and KANSAS CITY, MO – JUNE 23, 2021 – Embark Trucks, Inc., (“Embark” or the “Company”), a leading developer of autonomous software technology for the trucking industry and Northern Genesis Acquisition Corp. II (NYSE: NGAB) (“Northern Genesis 2”), a publicly-traded special purpose acquisition company, jointly announced today that they have entered into a definitive business combination agreement that will result in Embark becoming a publicly listed company.

Founded in San Francisco by CEO Alex Rodrigues and CTO Brandon Moak, Embark is a leading developer of software for self-driving trucks. Over the last five years, Embark has operated America’s longest running road-testing program for self-driving trucks to refine the company’s sophisticated self-driving software - purpose-built to navigate Class 8 trucks on long-distance freight trips. Embark partners with leading carriers, who pay a per-mile subscription cost for Embark’s Driver software to deploy and enable self-driving trucks within their fleets.

Embark, through its Partner Development Program, is currently working with shippers and carriers including Anheuser-Busch InBev, HP Inc., Werner Enterprises, Mesilla Valley Transportation, and Bison Transport, to help prepare their fleets to integrate self-driving technology and scale with Embark’s technology. Embark has an industry-leading safety track-record, with more than one million real world miles driven without a DOT-reportable incident.

“We have been solely focused on solving the problem of self-driving software for trucking since Embark’s CTO, Brandon Moak, and I founded the company in 2016,” said Alex Rodrigues, Co-Founder and CEO of Embark. “This singular and disciplined focus on the trucking market in the United States has allowed Embark to achieve many industry-first technology milestones – including the first self-driving truck to drive coast-to-coast – and positions Embark to be a leader in autonomous trucking software. The recent accomplishment of key technical milestones – including handling highway workzones on the fly – and the announcement of our Partner Development Program mark the start of Embark’s transition from research to commercialization. After many years of R&D on the world’s most mature self-driving truck software stack, we plan to enable carrier operation of self-driving trucks in the U.S. sunbelt beginning in 2024. Following the transaction with Northern Genesis we expect to have a war chest that fully funds this commercialization plan, and then some.”

“The Northern Genesis team is enthused to partner with Embark as it continues to execute on its focused mission, a mission that began more than five years ago. Our respective teams share a conviction that success today demands alignment with the ongoing secular shifts towards sustainability and social responsibility; Embark’s commitment to autonomous trucking delivers that alignment through enhanced fuel efficiency, improved driver working conditions, and safer roads for everyone,” said Ian Robertson, Director and CEO of Northern Genesis 2. “We are committed to leveraging our deep owner-operator business building experience to assist Embark on its transition from great private company to great public company.”

Transaction Overview

The transaction reflects an implied pro forma equity value of $5.16 billion and enterprise value of $4.55 billion. Upon closing, the combined company is expected to receive approximately $614 million of gross cash proceeds, comprised of approximately $414 million of cash held in the trust account of Northern Genesis 2, assuming no redemptions by NGAB stockholders, and a $200 million fully committed PIPE at $10 per share. The PIPE is supported by top-tier anchor investors including Canada Pension Plan Investment Board (CPP Investments), Knight-Swift Transportation, Mubadala Capital, Sequoia Capital, and Tiger Global Management, together with the Northern Genesis management team and its associated institutional investors.

The Boards of Directors for both Embark and Northern Genesis 2 have unanimously approved the proposed business combination, which is expected to be completed in the second half of 2021, subject to, among other things, the approval by Northern Genesis 2’s stockholders, satisfaction of the typical conditions stated in the definitive agreement and other customary closing conditions, including that the U.S. Securities and Exchange Commission completes its review of the proxy statement, the receipt of certain regulatory approvals, and required approvals to publicly list the securities of the combined company.

Elaine Chao, former Secretary of Transportation and Labor, has joined Embark’s Board of Directors

Embark also announced that former U.S. Secretary of Transportation Elaine L. Chao has been appointed to its Board of Directors. Secretary Chao’s extensive public and private sector leadership experience will further strengthen Embark’s position in the AV industry. Prior to serving as Secretary of Transportation, Secretary Chao established a distinguished career both in and out of government, serving for eight years as the U.S. Secretary of Labor and as President and CEO of United Way of America.

Advisors

Citi is serving as financial advisor and capital markets advisor to Embark. J.P. Morgan Securities LLC is serving as financial advisor and capital markets advisor to Northern Genesis 2. J.P. Morgan Securities LLC, Citi, and BMO Capital Markets are serving as joint placement agents for the PIPE. Latham & Watkins LLP is lead legal counsel for Embark. Husch Blackwell LLP is lead legal counsel for Northern Genesis 2. Winston & Strawn LLP is lead legal counsel to the placement agents on the PIPE transaction.

Additional information about the proposed transaction, including a copy of the merger agreement and investor presentation, will be provided in a Current Report on Form 8-K that will contain an investor presentation to be filed by Northern Genesis 2 with the Securities and Exchange Commission and available at www.sec.gov.

Conference Call and Webcast Information

Embark and Northern Genesis 2 will host a joint investor conference call to discuss the proposed transaction today at 9:00 a.m. Eastern Time.

A live webcast of the call will be available here, and can also be accessed on the investor relations section of Embark’s website at www.embark.com/investors. Interested parties who wish to listen by telephone may dial 1-877-407-9208 (domestic callers) or +1-201-493-6784 (international callers), and ask the operator to join the “Northern Genesis 2 and Embark Trucks, Inc. Business Combination Announcement Conference Call.”

A replay of the call will also be available until 11:59 p.m. Eastern Time on July 7, 2021. To access the replay, dial 1-844-512-2921 (domestic callers) or +1-412-317-6671 (international callers) and enter the conference ID 13720734.

About Embark

Embark Trucks, Inc. is a United States-based autonomous vehicle software-as-a-service provider focused exclusively on improving the safety, efficiency, and sustainability of the nearly $700 billion a year trucking market. Embark’s customers are carriers, who deploy Embark’s Driver software to enable self-driving trucks within their fleets. Embark also partners with shippers and carriers as part of its Partner Development Program to provide an end-customer voice and advise on the integration and scaling of autonomous trucks within their supply chain and fulfillment networks.

Embark’s platform-agnostic approach is underpinned by the Embark Universal Interface, a set of standardized self-driving components and flexible interfaces to allow major truck OEMs to easily integrate Embark self-driving technology onto their multiple vehicle platforms.

Embark’s mission is to build a world where consumers pay less for the things they need, drivers stay close to the homes they cherish, and roads are safer for the people we love.

About Northern Genesis 2

Northern Genesis 2 is a special purpose acquisition company formed for the purpose of effecting a merger, stock exchange, acquisition, reorganization or similar business combination with one or more businesses. The management team overseeing the Northern Genesis investment platform brings a unique entrepreneurial owner-operator mindset and a proven history of creating shareholder value across the sustainable power and energy value chain. The team is committed to helping the next great public company find its path to success; a path which will most certainly recognize the growing sensitivity of customers, employees and investors to alignment with the principles underlying sustainability.

Forward-Looking Statements

This press release includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. Embark’s and Northern Genesis 2’s actual results may differ from their expectations, estimates and projections and consequently, you should not rely on these forward-looking statements as predictions of future events. Words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believes,” “predicts,” “potential,” “continue,” and similar expressions are intended to identify such forward-looking statements. These forward-looking statements include, without limitation, Embark’s and Northern Genesis 2’s expectations with respect to future performance. These forward-looking statements also involve significant risks and uncertainties that could cause the actual results to differ materially from the expected results. Factors that may cause such differences include, but are not limited to: (1) the outcome of any legal proceedings that may be instituted in connection with any proposed business combination; (2) the inability to complete any proposed business combination in a timely manner or at all; (3) delays in obtaining, adverse conditions contained in, or the inability to obtain necessary regulatory approvals or complete regulatory reviews required to complete any proposed business combination; (4) the risk that the business combination may not be completed by Northern Genesis 2 business combination deadline and the potential failure to obtain an extension of the business combination deadline if sought; (5) the failure to satisfy the conditions to the consummation of the transaction, including the adoption of the agreement and plan of merger by the stockholders of Northern Genesis 2 and Embark and the satisfaction of the minimum trust account amount following redemptions by Northern Genesis 2’s public stockholders; (6) the lack of a third party valuation in determining whether or not to pursue the proposed business combination; (7) the risk that any proposed business combination disrupts current plans and operations and/or the impact that the announcement of the proposed business combination may have on Embark’s business relationships; (8) the inability to recognize the anticipated benefits of any proposed business combination, which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth profitably, maintain relationships with customers and suppliers and retain key employees; (9) costs related to the any proposed business combination; (10) changes in the applicable laws or regulations; (11) volatility in the price of Northern Genesis 2’s securities due to a variety of factors, including changes in the competitive and highly regulated industries in which Embark plans to operate, variations in performance across competitors, changes in laws and regulations affecting Embark’s business and changes in the combined capital structure; (12) the possibility that Embark or Northern Genesis 2 may be adversely affected by other economic, business, and/or competitive factors; (13) the impact of the global COVID-19 pandemic; and (14) other risks and uncertainties separately provided to you and indicated from time to time described in filings and potential filings by Embark and Northern Genesis 2 with the U.S. Securities and Exchange Commission (the “SEC”), including those discussed in Northern Genesis 2’s Annual Report Form 10-K for the fiscal year ended December 31, 2020 (“Form 10-K”) and Quarterly Report on Form 10-Q for the quarter ended March 31, 2021 and those that are expected to be included in the registration statement on Form S-4 and proxy statement/prospectus discussed below and other documents filed by Northern Genesis 2 from time to time. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Embark and Northern Genesis 2 caution that the foregoing list of factors is not exhaustive and not to place undue reliance upon any forward-looking statements, including projections, which speak only as of the date made. Embark and Northern Genesis 2 undertake no obligation to and accepts no obligation to release publicly any updates or revisions to any forward-looking statements to reflect any change in its expectations or any change in events, conditions or circumstances on which any such statement is based.

Additional Information About the Proposed Transactions and Where to Find It

The proposed transactions will be submitted to stockholders of Northern Genesis 2 for their consideration. Northern Genesis 2 intends to file a registration statement on Form S-4 (the “Registration Statement”) with the SEC which will include preliminary and definitive proxy statements to be distributed to Northern Genesis 2’s stockholders in connection with Northern Genesis 2’s solicitation for proxies for the vote by Northern Genesis 2’s stockholders in connection with the proposed transactions and other matters as described in the Registration Statement, as well as the prospectus relating to the offer of the securities to be issued to Embark’s shareholders in connection with the completion of the proposed merger. After the Registration Statement has been filed and declared effective, Northern Genesis 2 will mail a definitive proxy statement and other relevant documents to its stockholders as of the record date established for voting on the proposed transactions. Northern Genesis 2’s stockholders and other interested persons are advised to read, once available, the preliminary proxy statement/prospectus and any amendments thereto and, once available, the definitive proxy statement/prospectus, in connection with Northern Genesis 2’s solicitation of proxies for its special meeting of stockholders to be held to approve, among other things, the proposed business combination, because these documents will contain important information about Northern Genesis 2, Embark and the proposed business combination. Stockholders may also obtain a copy of the preliminary or definitive proxy statement, once available, as well as other documents filed with the SEC regarding the proposed transactions and other documents filed with the SEC by Northern Genesis 2, without charge, at the SEC’s website located at www.sec.gov or by directing a request to Northern Genesis 2.

INVESTMENT IN ANY SECURITIES DESCRIBED HEREIN HAS NOT BEEN APPROVED OR DISAPPROVED BY THE SEC OR ANY OTHER REGULATORY AUTHORITY NOR HAS ANY AUTHORITY PASSED UPON OR ENDORSED THE MERITS OF THE OFFERING OR THE ACCURACY OR ADEQUACY OF THE INFORMATION CONTAINED HEREIN. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Participants in the Solicitation

Northern Genesis 2, Embark and certain of their respective directors, executive officers and other members of management and employees may, under SEC rules, be deemed to be participants in the solicitations of proxies from Northern Genesis 2’s stockholders in connection with the proposed transactions. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of Northern Genesis 2’s stockholders in connection with the proposed transactions will be set forth in Northern Genesis 2’s proxy statement/prospectus when it is filed with the SEC. You can find more information about Northern Genesis 2’s directors and executive officers in Northern Genesis 2’s Form 10-K filed with the SEC. Additional information regarding the participants in the proxy solicitation and a description of their direct and indirect interests will be included in the proxy statement/prospectus when it becomes available. Stockholders, potential investors and other interested persons should read the proxy statement/prospectus carefully when it becomes available before making any voting or investment decisions. You may obtain free copies of these documents from the sources indicated above.

No Offer or Solicitation

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

Contacts

Embark Trucks, Inc.

Investor Relations:

investorrelations@embarktrucks.com

Media:

press@embarktrucks.com

Northern Genesis 2 Investor Relations

816-514-0324

investors@northerngenesis.com

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